As filed with the Securities and Exchange Commission on April 27, 2000
                                                 Registration No. 333-35286
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                              AMENDMENT NO. 1
                                    TO
                                 FORM S-3
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



                      SUPERIOR ENERGY SERVICES, INC.
                          CARDINAL SERVICES, INC.
                        CONNECTION TECHNOLOGY, LTD.
                               FASTORQ, INC.
                      F. & F. WIRELINE SERVICE, INC.
                    NAUTILUS PIPE & TOOL RENTAL, INC.
                              OIL STOP, INC.
                      STABIL DRILL SPECIALTIES, INC.
                        SUPERIOR WELL SERVICE, INC.
                          ACE RENTAL TOOLS, INC.
                  TONG RENTALS AND SUPPLY COMPANY, INC.
                           1105 PETERS ROAD, INC.
                           1209 PETERS ROAD, INC.
                          SUB-SURFACE TOOLS, INC.
                       STEERABLE ROTARY TOOLS, L.L.C.
                HYDRO-DYNAMICS OILFIELD CONTRACTORS, INC.
                      SUPERIOR BAREBOAT CHARTERS, INC.
                    PRODUCTION MANAGEMENT COMPANIES, INC.
                   PRODUCTION MANAGEMENT INDUSTRIES, INC.
                 PRODUCTION MANAGEMENT CONTROL SYSTEMS, INC.
                     PRODUCTION MANAGEMENT EQUITIES, INC.
                      NON-MAGNETIC RENTAL TOOLS, INC.

        (EXACT NAME OF EACH REGISTRANT AS SPECIFIED IN ITS CHARTER)


                    Delaware                   75-2379388
                    Louisiana                  72-0522020
                    Louisiana                  72-1125397
                    Louisiana                  72-1072892
                    Louisiana                  72-0823278
                    Louisiana                  72-1166741
                    Louisiana                  72-1178661
                    Louisiana                  72-1097879
                    Louisiana                  72-1156298
                    Louisiana                  72-1415927
                    Louisiana                  72-0603761
                    Louisiana                  72-1414654
                    Louisiana                  72-1414653
                    Louisiana                  72-0693053
                    Louisiana                  72-1414868
                    Louisiana                  72-1301473
                    Louisiana                  72-1342001
                    Louisiana                  72-0942796
                    Louisiana                  72-0800427
                    Louisiana                  72-0872675
                    Louisiana                  72-1012700
                    Louisiana                  72-1264293

               (STATE OR OTHER              (I.R.S. EMPLOYER
        JURISDICTION OF INCORPORATION    IDENTIFICATION NUMBER)
               OR ORGANIZATION)

                             1105 PETERS ROAD
                          HARVEY, LOUISIANA 70058
                              (504) 362-4321
            ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
  INCLUDING AREA CODE, OF EACH REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)



                                                         Copy to:
    Robert S. Taylor                               William B. Masters
 Chief Financial Officer                        Jones, Walker, Waechter,
Superior Energy Services, Inc.            Poitevent, Carrere &  Denegre, L.L.P.
    1105 Peters Road                                    51st Floor
Harvey, Louisiana  70058                          201 St. Charles Avenue
     (504) 362-4321                         New Orleans, Louisiana 70170-5100
(NAMES, ADDRESS, INCLUDING ZIP CODE,                  (504) 582-8000
   AND TELEPHONE NUMBER,                            Fax (504) 582-8012
    INCLUDING AREA CODE,
    OF AGENT FOR SERVICE
    FOR EACH REGISTRANT)


      APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  From time to time after the effective date of this registration statement


     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. 9*

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]



THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                                  PART II

                  INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The fees and expenses payable by us in connection with the issuance and distribution of the securities of Superior Energy Services, Inc. (the "Company") registered hereunder are as follows:

          Securities and Exchange Commission
            registration fee                    $ 79,200
         *Legal fees and expenses                100,000
         *Accounting fees and expenses            75,000
         *Blue Sky fees and expenses               5,000
         *Indenture trustees' fees and expenses   10,000
         *Printing                                80,000
         *Miscellaneous                           50,800
                                                --------
               Total                            $400,000
                                                ========
     *  Estimated.

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Company's Certificate of Incorporation (the "Certificate") contains provisions eliminating the personal liability of the directors to the Company and its stockholders for monetary damages for breaches of their fiduciary duties as directors to the fullest extent permitted by the Delaware General Corporation Law. By virtue of these provisions, under current Delaware law a director of the Company will not be personally liable for monetary damages for a breach of his or her fiduciary duty except for liability for (a) a breach of his or her duty of loyalty to the Company or to its stockholders, (b) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) dividends or stock repurchases or redemptions that are unlawful under Delaware law and (d) any transaction from which he or she receives an improper personal benefit. In addition, the Certificate provides that if Delaware law is amended to authorize the further elimination or limitation of the liability of a director, then the liability of the directors shall be eliminated or limited to the fullest extent permitted by Delaware law, as amended. These provisions pertain only to breaches of duty by directors as directors and not in any other corporate capacity, such as officers, and limit liability only for breaches of fiduciary duties under Delaware corporate law and not for violations of other laws such as the federal securities laws.

     The Certificate also requires the Company to indemnify its directors, officers, employees and agents to the fullest extent permitted by the Delaware General Corporation Law against certain expenses and costs, judgments, settlements and fines incurred in the defense of any claim, including any claim brought by or in the right of the Company, to which they were made parties by reason of being or having been directors, officers, employees and agents.

     Under Section 9 of the Company's bylaws, the Company is required to defend and indemnify each person who is involved in any threatened or actual claim, action or proceeding by reason of the fact that such person is or was a director or officer of the Company or serving in a similar position with respect to another entity at the request of the Company if
(i) the director or officer is successful in defending the claim on its merits or otherwise or (ii) the director or officer meets the standard of conduct described in Section 9 of the Company's bylaws. However, the director or officer is not entitled to indemnification if (i) the claim is brought by the director or officer against the Company or (ii) the claim is brought by the director or officer as a derivative action by the Company or in its right, and the action has not been authorized by the Board of Directors. The rights conferred by Section 9 of the Company's bylaws are contractual rights and include the right to be paid expenses incurred in defending the action, suit or proceeding in advance of its final disposition.

     In addition, each of the Company's directors has entered into an indemnity agreement with the Company, pursuant to which the Company has agreed under certain circumstances to purchase and maintain directors' and officers' liability insurance. The agreements also provide that the Company will indemnify the directors against any costs and expenses, judgments, settlements and fines incurred in connection with any claim involving a director by reason of his position as a director that are in excess of the coverage provided by such insurance (provided that the director meets certain standards of conduct). Under the indemnity agreements, the Company is not required to purchase and maintain directors' and officers' liability insurance if the Board of Directors unanimously determines in good faith that there is insufficient benefit to the Company from the insurance.

ITEM 16.  EXHIBITS.

   1     -  Form of Underwriting Agreement for Securities.**

   2     -  Agreement  and  Plan  of  Merger  (incorporated herein by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed July 30, 1999).

  4.1 - Composite of the Company's Certificate of Incorporation of the Company (incorporated herein by reference to Exhibit 3.1 to the Company's Form 10-QSB for the quarter ended March 31,
            1996).

  4.2 - Certificate of Amendment of the Company's Certificate of Incorporation (incorporated herein by reference to Exhibit 3.1 to the Company's Form 10-Q for the quarter ended June 30,
            1999).

  4.3 - Amended and Restated By-laws (incorporated herein by reference to Exhibit 3.2 to the Company's Form 10-Q for the quarter ended June 30, 1999).

  4.4 - Specimen of Common Stock certificate (incorporated herein by reference to Amendment No. 1 to the Company's Registration Statement on Form SB-2 (Registration No. 33-94454)).

  4.5 - Registration Rights Agreement (incorporated herein by reference to Exhibit 4.2 to the Company's Form 10-Q for the quarter ended June 30, 1999).

  4.6    -  Form of Senior Indenture.**

  4.7    -  Form  of  Senior Debt Securities  (included  in  Exhibit
            4.6).**

  4.8    -  Form of Subordinated Indenture.**

  4.9    -  Form of Subordinated  Debt Securities (included in Exhibit
            4.8).**

  4.10   -  Form of Deposit Agreement.**

  4.11   -  Form Depositary Receipt.**

  5      -  Opinion of Jones, Walker, Waechter, Poitevent, Carrere &
            Denegre, L.L.P.*

  23.1   -  Consent of KPMG LLP.*

  23.2   -  Consent of Ernst & Young LLP.*

  23.3   -  Consent  of  Jones,  Walker,   Waechter,   Poitevent,
            Carrere & Denegre, L.L.P. (included in Exhibit 5).*

  24     -  Powers  of  Attorney  for  Superior  and  the  Additional
            Registrants (included on signature pages).*

  25     -  Statement  of  Eligibility  of  Trustee  on Form T-1 with respect to Debt Securities.**
_______________

*    Filed Previously.
** To be filed by amendment or subsequently incorporated into this registration statement.

ITEM 17.  UNDERTAKINGS.

     (a)  Each of the undersigned registrants hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (A) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

               (B) To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement; notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

               (C) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

          provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the SEC by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) Each of the undersigned registrants hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Company's annual report pursuant to Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, each registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

     (d) Each of the undersigned registrants hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on April 27, 2000.

                                   SUPERIOR ENERGY SERVICES, INC.


                                   By: /S/ TERENCE E. HALL

                                             Terence E. Hall
                                 President and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

    SIGNATURE                          TITLE                         DATE

/S/ TERENCE E. HALL          Chairman of the Board, President
Terence E. Hall                  Chief Executive Officer
                              (Principal Executive Officer)      April 27, 2000


*                               Chief Financial Officer
Robert S. Taylor              (Principal Financial and
                                  Accounting Officer)            April 27, 2000

*
Justin L. Sullivan                    Director                   April 27, 2000

*
William E. Macaulay                   Director                   April 27, 2000

*
Ben A. Guill                          Director                   April 27, 2000

*
Robert E. Rose                        Director                   April 27, 2000

*
Richard A. Bachmann                   Director                   April 27, 2000




*By:   /S/ TERENCE E. HALL
          Terence E. Hall
          Attorney-in-Fact

                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on April 27, 2000.


                            CONNECTION TECHNOLOGY, LTD.
                            SUPERIOR WELL SERVICE, INC.
                            CARDINAL SERVICES, INC.
                            ACE RENTAL TOOLS, INC.
                            TONG RENTALS AND SUPPLY COMPANY, INC.
                            1105 PETERS ROAD, INC.
                            1209 PETERS ROAD, INC.
                            NAUTILUS PIPE & TOOL RENTAL, INC.
                            SUPERIOR BAREBOAT CHARTERS, INC.


                            By:   /S/ TERENCE E. HALL
                                      Terence E. Hall
                                         President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

    SIGNATURE                  TITLE                         DATE

/S/ TERENCE E. HALL        Director and President        April 27, 2000
Terence E. Hall         (Principal Executive Officer)



*                       Treasurer (Principal Financial   April 27, 2000
Robert S. Taylor            and Accounting Officer)

*By: /S/ TERENCE E. HALL
          Terence E. Hall
          Attorney-in-Fact

                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on April 27, 2000.

                                        FASTORQ, INC.


                                   By:     *
                                          Phillip D. Jaudon
                                              President



     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


    SIGNATURE                  TITLE                         DATE

*                         President (Principal             April 27, 2000
Phillip D. Jaudon          Executive Officer)



*                        Treasurer (Principal Financial    April 27, 2000
Robert S. Taylor             and Accounting Officer)


/S/ TERENCE E. HALL             Director                   April 27, 2000
Terence E. Hall


*By:  /S/ TERENCE E. HALL
          Terence E. Hall
          Attorney-in-Fact

                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on April 27, 2000.

                                   F. & F. WIRELINE SERVICE, INC.


                                   By:              *
                                              Mike E. Fournet
                                               President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

    SIGNATURE                  TITLE                         DATE

*                         President (Principal             April 27, 2000
Mike E. Fournet            Executive Officer)



*                        Treasurer (Principal Financial    April 27, 2000
Robert S. Taylor             and Accounting Officer)


/S/ TERENCE E. HALL             Director                   April 27, 2000
Terence E. Hall


*By:    /S/ TERENCE E. HALL
          Terence E. Hall
          Attorney-in-Fact

                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on April 27, 2000.


                           PRODUCTION MANAGEMENT COMPANIES, INC.
                           PRODUCTION MANAGEMENT EQUITIES, INC.
                           PRODUCTION MANAGEMENT CONTROL SYSTEMS, INC.
                           PRODUCTION MANAGEMENT INDUSTRIES, INC.



                           By:          *
                                 Michael  C.  Sport
                                     President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

    SIGNATURE                  TITLE                         DATE

*                         President (Principal             April 27, 2000
Michael C. Sport           Executive Officer)



*                        Treasurer (Principal Financial    April 27, 2000
Robert S. Taylor             and Accounting Officer)


/S/ TERENCE E. HALL             Director                   April 27, 2000
Terence E. Hall


*By:    /S/ TERENCE E. HALL
          Terence E. Hall
          Attorney-in-Fact

                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on April 27, 2000.

                                   OIL STOP, INC.


                                   By:           *
                                          Richard E. Lazes
                                              President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

    SIGNATURE                  TITLE                         DATE

*                         President (Principal             April 27, 2000
Richard E. Lazes           Executive Officer)



*                        Treasurer (Principal Financial    April 27, 2000
Robert S. Taylor             and Accounting Officer)


/S/ TERENCE E. HALL             Director                   April 27, 2000
Terence E. Hall


*By:   /S/ TERENCE E. HALL
          Terence E. Hall
          Attorney-in-Fact

                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on April 27, 2000.

                                   STABIL DRILL SPECIALTIES, INC.
                                   NON-MAGNETIC RENTAL TOOLS, INC.


                                   By:       *
                                           Sammy Joe Russo
                                             President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

    SIGNATURE                  TITLE                         DATE

*                         President (Principal             April 27, 2000
Sammy Joe Russo            Executive Officer)



*                        Treasurer (Principal Financial    April 27, 2000
Robert S. Taylor             and Accounting Officer)


/S/ TERENCE E. HALL             Director                   April 27, 2000
Terence E. Hall


*By: /S/ TERENCE E. HALL
          Terence E. Hall
          Attorney-in-Fact

                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on April 27, 2000.

                                   SUB-SURFACE TOOLS, INC.


                                   By:       *
                                        Kay S. Vinson
                                          President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

    SIGNATURE                  TITLE                         DATE

*                         President (Principal             April 27, 2000
Kay S. Vinson              Executive Officer)



*                        Treasurer (Principal Financial    April 27, 2000
Robert S. Taylor             and Accounting Officer)


/S/ TERENCE E. HALL             Director                   April 27, 2000
Terence E. Hall




*By: /S/ TERENCE E. HALL
          Terence E. Hall
          Attorney-in-Fact

                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on April 27, 2000.

                                 HYDRO-DYNAMICS OILFIELD CONTRACTORS, INC


                                 By:        *
                                      Tom F. DesOrmeaux
                                         President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

    SIGNATURE                  TITLE                         DATE


*                         President (Principal             April 27, 2000
Tom F. DesOrmeaux          Executive Officer)



*                        Treasurer (Principal Financial    April 27, 2000
Robert S. Taylor             and Accounting Officer)


/S/ TERENCE E. HALL             Director                   April 27, 2000
Terence E. Hall




*By:  /S/ TERENCE E. HALL
          Terence E. Hall
          Attorney-in-Fact

                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on April 27, 2000.

                                   STEERABLE ROTARY TOOLS, L.L.C.


                                   By: /S/ TERENCE E. HALL
                                       Terence E. Hall
                                          President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


    SIGNATURE                          TITLE                     DATE
/S/ TERENCE E. HALL    President (Principal Executive       April 27, 2000
Terence E. Hall       Officer)and Director of Superior
                     Well Service, Inc., the Sole Member

*                       Treasurer (Principal Financial      April 27, 2000
Robert S. Taylor             and Accounting Officer)


*By: /S/ TERENCE E. HALL
          Terence E. Hall
          Attorney-in-Fact

                              [EXHIBIT INDEX]

EXHIBIT
NUMBER    DESCRIPTION

   1     -  Form of Underwriting Agreement for Securities.**

   2     -  Agreement  and  Plan  of  Merger  (incorporated herein by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed July 30, 1999).

  4.1 - Composite of the Company's Certificate of Incorporation of the Company (incorporated herein by reference to Exhibit 3.1 to the Company's Form 10-QSB for the quarter ended March 31,
            1996).

  4.2 - Certificate of Amendment of the Company's Certificate of Incorporation (incorporated herein by reference to Exhibit 3.1 to the Company's Form 10-Q for the quarter ended June 30,
            1999).

  4.3 - Amended and Restated By-laws (incorporated herein by reference to Exhibit 3.2 to the Company's Form 10-Q for the quarter ended June 30, 1999).

  4.4 - Specimen of Common Stock certificate (incorporated herein by reference to Amendment No. 1 to the Company's Registration Statement on Form SB-2 (Registration No. 33-94454)).

  4.5 - Registration Rights Agreement (incorporated herein by reference to Exhibit 4.2 to the Company's Form 10-Q for the quarter ended June 30, 1999).

  4.6    -  Form of Senior Indenture.**

  4.7    -  Form  of  Senior Debt Securities  (included  in  Exhibit
            4.6).**

  4.8    -  Form of Subordinated Indenture.**

  4.9    -  Form of Subordinated  Debt Securities (included in Exhibit
            4.8).**

  4.10   -  Form of Deposit Agreement.**

  4.11   -  Form Depositary Receipt.**

  5      -  Opinion of Jones, Walker, Waechter, Poitevent, Carrere &
            Denegre, L.L.P.*

  23.1   -  Consent of KPMG LLP.*

  23.2   -  Consent of Ernst & Young LLP.*

  23.3   -  Consent  of  Jones,  Walker,   Waechter,   Poitevent,
            Carrere & Denegre, L.L.P. (included in Exhibit 5).*

  24     -  Powers  of  Attorney  for  Superior  and  the  Additional
            Registrants (included on signature pages).*

  25     -  Statement  of  Eligibility  of  Trustee  on Form T-1 with respect to Debt Securities.**
_______________

*    Filed Previously.
** To be filed by amendment or subsequently incorporated into this registration statement.